Exhibit 99.1

Kidpik and Nina Footwear Announce Entry Into Definitive Merger Agreement

NEW YORK, NY, April 1, 2024 — Kidpik Corp. (NASDAQ: PIK) (“Kidpik”), a kids’ online clothing subscription-based e-commerce company, and Nina Footwear Corp., a private company operating a brand specializing in women’s and kids’ dress shoes and accessories for special occasions (“Nina Footwear”), today announced that they have entered into a definitive merger agreement.

The Board of Directors of both companies have approved the all-stock transaction. The combined company will operate as Nina Holdings Corp. In connection with the merger, Nina Footwear stockholders will be issued shares of common stock of Kidpik such that upon closing thereof, Nina Footwear’s stockholders will own 80% of Kidpik’s outstanding common stock.

Kidpik is controlled by Mr. Ezra Dabah, the Chief Executive Officer, Chairman, and majority stockholder (67% beneficial owner) of Kidpik, who is also the Chief Executive Officer of Nina Footwear. Mr. Dabah and his children own approximately 79.3% of Nina Footwear, and Mr. Dabah and his extended family own 100% of Nina Footwear. Mr. Dabah, his children and wife are expected to continue to control approximately 76.8% of the combined company’s voting shares following the closing of the merger.

Kidpik’s entry into the merger agreement was approved by the Kidpik Board of Directors (with Mr. Dabah abstaining from the vote), acting on the unanimous recommendation of a special committee consisting of independent and disinterested directors of Kidpik that was formed to negotiate and evaluate a potential strategic transaction involving Kidpik.

“Our transaction is expected to increase Kidpik’s revenue, cashflow and prospects, while also strengthening Kidpik’s balance sheet and significantly increasing stockholder value. I am extremely happy to fulfill the wish of my late father in-law, Mr. Stanley Silverstein, to make Nina a public company on the heels of the 70th anniversary of our family business,” said Mr. Dabah. He continued, “As a team we will refocus our attention on growing Nina through brand and category extensions, international expansion, the resurrection of the Delman shoe brand, and mining our extensive Nina Footwear archive for additional growth, which we believe presents great value. I believe the retention of the net operating loss carryforwards is of tremendous value to our shareholders in entering into the merger,” concluded Mr. Dabah.

An important factor in the special committee of the Board of Directors recommending the approval of the merger was that due to Mr. Dabah’s control of both companies, it is expected that Kidpik will retain its ability to use its significant net operating loss (NOL) carryforwards following the merger (currently estimated at approximately $38 million), and that the transaction is not anticipated to be deemed a change of control under Nasdaq rules.

About the Proposed Transaction

According to the terms of the merger agreement, Kidpik will acquire Nina Footwear through a reverse subsidiary merger that is intended to be a tax-free reorganization. Upon closing of the merger, the combined company will be renamed “Nina Holding Corp.” and its symbol will change to “NINA”. There is not expected to be any change in Kidpik’s officers or directors as a result of the transaction.

There are also a number of related party transactions between Nina Footwear and Kidpik as disclosed in Kidpik’s filings with the Securities and Exchange Commission (SEC), which are expected to be extinguished as a result of the merger.

The closing of the transaction is subject to customary closing conditions, including the preparation and mailing of a proxy statement by Kidpik, and the receipt of required stockholder approvals from Kidpik and Nina Footwear stockholders, and is expected to close in the third quarter of 2024.

Additional information regarding the proposed merger and the merger agreement can be found in the Current Report on Form 8-K filed with the SEC today by Kidpik.

About Kidpik

Founded in 2016, KIDPIK (NASDAQ:PIK) is an online clothing subscription box for kids, offering mix & match, expertly styled outfits that are curated based on each member’s style preferences. Kidpik delivers a surprise box monthly or seasonally, providing an effortless shopping experience for parents and a fun discovery for kids. Each seasonal collection is designed in-house by a team with decades of experience designing childrenswear. Kidpik combines the expertise of fashion stylists with proprietary data and technology to translate kids’ unique style preferences into surprise boxes of curated outfits. We also sell our branded clothing and footwear through our e-commerce website, shop.kidpik.com. For more information, visit www.kidpik.com.

About Nina Footwear

Nina Footwear has been a leader in the women’s fashion footwear industry for over 70 years. The company was founded by Stanley and Mike Silverstein in a factory on Prince Street in SoHo, making women’s premium clogs. Stanley named the brand after his daughter, Nina Miner, who is now Nina’s Chief Creative Officer. Under the leadership of CEO Ezra Dabah, the Nina brand includes women’s and children’s premium footwear and accessories. The Nina collection is designed for the modern woman who enjoys glamorous footwear, fashionable design and exceptional quality at an accessible price. The highly sought-after brand has been worn by many style icons and celebrities. To discover the collection visit www.ninashoes.com.

About Ezra Dabah

Ezra Dabah has served as the Chief Executive Officer and director of the Company since April 2015 and as Chairman since October 2021. Mr. Dabah has also served since 2012 as the Chief Executive Officer and member of the Board of Directors of, and is the majority owner of, Nina Footwear Corp., a wholesaler of women’s and kids’ shoes and accessories. From 2013 to June 2015, Mr. Dabah served as the Chief Executive Officer of Ezrani 2 Corp. d/b/a RUUM American Kid’s Wear (“RUUM”), a company which owned and operated childrenswear specialty retail stores. Mr. Dabah purchased this business from American Eagle Outfitters Inc (NYSE: AEO) and rebranded the stores and business from 77 kids by American Eagle to RUUM American kids wear. Ezrani 2 Corp., voluntarily filed for Chapter 7 bankruptcy on June 18, 2015, while Mr. Dabah was its Chief Executive Officer, which bankruptcy was closed in August 2018. Mr. Dabah has over 45 years of experience in apparel wholesale and retail operations. From 1972 to 1993, he was a director and an executive officer of The Gitano Group, Inc. (NYSE:GIT)(“Gitano”), where he managed product design, merchandising, and procurement. In 1984, he founded and became president of E.J. Gitano, a children’s apparel division of Gitano. In 1991, Mr. Dabah joined The Children’s Place Retail Stores, Inc. (NASDAQ:PLCE) as its Chairman and CEO, leading the company’s turnaround and repositioning it from a store that sold discounted brands to a single vertically integrated brand that has stores, taking it public in 1997. In November 2004, The Children’s Place purchased The Disney Stores (300+ stores) from the Walt Disney Co (NYSE: DIS). Under Mr. Dabah’s leadership the store count grew from approximately 150 in 1990 to almost 1,200 and sales reached $2 billion by the end of 2006. Mr. Dabah resigned from The Children’s Place as its Chief Executive in September 2007. Between 2007 and 2012, Mr. Dabah developed Ahhmigo, a natural and organic energy drink with patented ingredients dispensing cap technology.

Changes and Additional Information About the Proposed Merger and Where to Find It

This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Kidpik has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger.

In connection with the proposed merger, Kidpik intends to file a proxy statement with the SEC (the “Proxy Statement”), that will be distributed to holders of Kidpik’s common stock in connection with its solicitation of proxies for the vote by Kidpik’s stockholders with respect to the proposed merger and other matters as may be described in the Proxy Statement. The Proxy Statement, when it is filed and mailed to stockholders, will contain important information about the proposed merger and the other matters to be voted upon at a meeting of Kidpik’s stockholders to be held to approve the proposed merger and other matters (the “Meeting”). Kidpik may also file other documents with the SEC regarding the proposed merger. Kidpik stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed merger. When available, the definitive Proxy Statement will be mailed to Kidpik stockholders as of a record date to be established for voting on the proposed merger and the other matters to be voted upon at the Meeting.

Kidpik’s stockholders may obtain copies of the aforementioned documents and other documents filed by Kidpik with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, on Kidpik’s website at https://investor.kidpik.com/sec-filings or, alternatively, by directing a request by mail, email or telephone to Kidpik at 200 Park Avenue South, 3rd Floor, New York, New York 10003; ir@kidpik.com; or (212) 399-2323, respectively.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include, but are not limited to, statements regarding the anticipated completion and effects of the proposed merger, projections and estimates of Kidpik’s corporate strategies, future operations and plans, including the costs thereof; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Kidpik and Nina Footwear undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, the outcome of any legal proceedings that may be instituted against Nina Footwear or Kidpik following the announcement of the merger; the inability to complete the merger, including due to the failure to obtain approval of the stockholders of Kidpik or Nina Footwear; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the merger, if any; the inability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition, the ability of the combined company to grow and successfully execute on its business plan; costs related to the merger; changes in the applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the combined company’s ability to manage future growth; the combined company’s ability to raise funding; the complexity of numerous regulatory and legal requirements that the combined company needs to comply with to operate its business; the reliance on the combined company’s management; the prior experience and successes of the combined company’s management team are not indicative of any future success; Kidpik’s and the combined company’s ability to meet Nasdaq’s continued listing requirements; Kidpik and the combined company’s ability to maintain the listing of their common stock on Nasdaq; the ability to obtain additional funding, the terms of such funding and potential dilution caused thereby; the continuing effect of rising interest rates and inflation on Kidpik’s and the combined company’s operations, sales, and market for their products; deterioration of the global economic environment; rising interest rates and inflation and Kidpik’s and the combined company’s ability to control costs, including employee wages and benefits and other operating expenses; Kidpik’s decision to cease manufacturing new products; Kidpik’s history of losses; Kidpik’s and the combined company’s ability to maintain current members and customers and grow members and customers; risks associated with the effect of global pandemics, and governmental responses thereto on Kidpik’s and the combined company’s operations, those of Kidpik’s and the combined company’s vendors, Kidpik’s and the combined company’s customers and members and the economy in general; risks associated with Kidpik’s and the combined company’s supply chain and third-party service providers, interruptions in the supply of raw materials and merchandise; increased costs of raw materials, products and shipping costs due to inflation; disruptions at Kidpik’s and the combined company’s warehouse facility and/or of their data or information services, Kidpik’s and the combined company’s ability to locate warehouse and distribution facilities and the lease terms of any such facilities; issues affecting our shipping providers; disruptions to the internet; risks that effect our ability to successfully market Kidpik’s and the combined company’s products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and our ability to maintain and strengthen Kidpik’s and the combined company’s brand name; changes in consumer tastes and preferences and changing fashion trends; material changes and/or terminations of Kidpik’s and the combined company’s relationships with key vendors; significant product returns from customers, excess inventory and Kidpik’s and the combined company’s ability to manage our inventory; the effect of trade restrictions and tariffs, increased costs associated therewith and/or decreased availability of products; Kidpik’s and the combined company’s ability to innovate, expand their offerings and compete against competitors which may have greater resources; the fact that Kidpik’s Chief Executive Officer has majority voting control over Kidpik and will have majority control over the combined company; if the use of “cookie” tracking technologies is further restricted, regulated, or blocked, or if changes in technology cause cookies to become less reliable or acceptable as a means of tracking consumer behavior; Kidpik’s and the combined company’s ability to comply with the covenants of future loan and lending agreements and covenants; Kidpik’s and the combined company’s ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; Kidpik’s and the combined company’s ability to protect intellectual property and trade secrets, claims from third-parties that Kidpik and/or the combined company have violated their intellectual property or trade secrets and potential lawsuits in connection therewith; Kidpik’s and the combined company’s ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, and Kidpik’s and the combined company’s ability to comply with such new laws or regulations; changes in tax rates; Kidpik’s and the combined company’s reliance and retention of management; the outcome of future lawsuits, litigation, regulatory matters or claims; the fact that Kidpik and the combined company have a limited operating history; the effect of future acquisitions on Kidpik’s and the combined company’s operations and expenses; and others that are included from time to time in filings made by Kidpik with the Securities and Exchange Commission, many of which are beyond the control of Kidpik and the combined company, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in Kidpik’s Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and its Annual Report on Form 10-K for the year ended December 30, 2023, when filed. These reports are available at www.sec.gov and on Kidpik’s website at https://investor.kidpik.com/sec-filings. Kidpik cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Kidpik or any person acting on behalf of Kidpik are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Kidpik’s and the combined company’s future results and/or could cause their actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Kidpik cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Except as required by law, neither Nina Footwear nor Kidpik undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in their expectations. If they update one or more forward-looking statements, no inference should be drawn that they will make additional updates with respect to those or other forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the merger agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Kidpik, Nina Footwear, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Kidpik’s stockholders with respect to the proposed merger. Information regarding the persons who may be deemed participants in the solicitation of proxies from Kidpik’s stockholders in connection with the proposed merger will be contained in the Proxy Statement relating to the proposed merger, when available, which will be filed with the SEC. Additionally, information about Kidpik’s directors and executive officers and their ownership of Kidpik is available in Kidpik’s Definitive Information Statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 1, 2023 (the “Annual Meeting Proxy Statement”) and the Current Report on Form 8-K filed with the SEC on December 8, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Kidpik’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the merger agreement when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kidpik using the sources indicated above.

Contacts

Investor Relations Contact:

ir@kidpik.com

Media:

press@kidpik.com